UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2004


                        ADVANCED MARKETING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

              0-16002                                 95-3768341
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     (Commission File Number)             (IRS Employer Identification No.)


                 5880 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 457-2500


                                       NA
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      The Company has been named as a defendant in two putative securities-fraud class actions filed in the United States District Court for the Southern District of California on January 16 and January 21, 2004, respectively, by two shareholders who claim to have purchased 50 and 66 shares, respectively, of the Company's common stock and seek to represent all persons who purchased the Company's common stock between January 16, 1999 and January 13, 2004. The complaints appear to rely for their allegations primarily on the Company's public announcement on January 14, 2004 that it intended to restate its financial statements for the five-fiscal-year period ended March 31, 2003, that estimated circulation communicated to publishers for some cooperative advertising publications was greater than actual subsequent circulation, that certain accrued liabilities related to cooperative advertising were inappropriately reversed into income, and that certain advertising revenues and costs should be deferred until the Company completes the process of reaching appropriate resolutions with customers and vendors. Also named as defendants in both complaints were the Company's chief executive officer and chief financial officer; also named as an additional defendant in one complaint was the Company's chairman.

      The Company's directors and chief financial officer have been named as defendants in two purported derivative actions filed concurrently by the same law firm on January 29, 2004 in the Superior Court of the State of California for the County of San Diego. The allegations in each complaint are identical except for the name of the plaintiff. Like the class-action complaints, the derivative complaints appear to rely primarily on the Company's public announcement on January 14, 2004 described above. Each derivative complaint purports to assert claims on behalf of the Company for breach of fiduciary duty, abuse of control, gross management, waste of corporate assets, unjust enrichment and trading on the basis of material, adverse, non-public information in violation of the California Corporations Code.

      It is possible that other substantially-similar actions have been or will be filed. The Company intends to defend against these actions vigorously.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ADVANCED MARKETING SERVICES, INC.
                                  (Registrant)


      February 3, 2004            By: /s/ Michael M. Nicita
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            Date                      Michael M. Nicita
                                      President and Chief Executive Officer